      DEVELOPMENT AND MANUFACTURING AGREEMENT

This Development and Manufacturing Agreement is dated as of _________________

BY AND BETWEEN:	Palatin Technologies, Inc., a Delaware corporation, having an address of 4-C Cedar Brook Drive, Cedar Brook Corporate Center, Cranbury, NJ 08512 (hereinafter referred to as "Palatin");

AND:	DSM Biologics Company B.V., a company incorporated under Dutch law, having a registered address of Zuiderweg 72/2, Groningen, The Netherlands (hereinafter referred to as "DSM Biologics");

Palatin and DSM Biologics hereinafter sometimes individually referred to as “Party” and collectively as “Parties”.

SECTION 1 — PREAMBLE

WHEREAS, Palatin has a Product and a basic process for manufacturing the Product and wishes to have this process developed further and have manufactured one or more Batches of Product under cGMP conditions that meet regulatory requirements;

WHEREAS, DSM Biologics has expertise and know-how in the area of development and cGMP production of biopharmaceutical products and is willing to perform such development and manufacturing activities for Palatin with respect to the Product;

WHEREAS, Palatin wishes, subject to the execution of a separate final contract acceptable to the Parties, to have DSM Biologics also perform (if any) the commercial manufacturing and supply of Product;

WHEREAS, Palatin and DSM have been working together under the Manufacturing Agreement (as defined below) and most recently signed a Letter Agreement (as defined below), outlining the intent of Parties to terminate the Manufacturing Agreement and to terminate the Letter Agreement, which Letter Agreement will be superceded by this Development and Manufacturing Agreement governing the collaboration between Parties,

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED, IT IS HEREBY AGREED BY THE PARTIES HERETO AS FOLLOWS:

SECTION 2 — DEFINITIONS

In this Agreement the following terms, whether used in the singular or plural, shall, as used herein, have the following respective meanings:

“Acceptance” has the meaning ascribed thereto in Section 5.3. “Accept” and “Accepted” shall be similarly defined as “Acceptance” of either RB5 Bulk Drug Substance or of Intermediate Drug Product;

“Affiliate” means any individual, company, partnership or other entity, which directly or indirectly, at present or in the future, controls, is controlled by or is under common control with a Party. For this purpose “control” shall mean direct or indirect beneficial ownership of at least fifty per cent (50%) of the voting share capital in such company or other business entity. With respect to DSM Biologics, in this section “Party” shall mean DSM N.V. of Heerlen, The Netherlands;

“Agreement” means this Development and Manufacturing Agreement, including all the Schedules and annexes hereto;

“Batch” means a unique specific quantity of materials as defined by and processed according to the requirements of the batch production records and all applicable cGMP requirements during the same cycle of manufacture. The Batch is intended to have homogeneous character and quality, as defined by the approved limits and specification requirements;

“Batch Records” means documents containing written evidence of the activities that have been executed for the manufacture of a Batch, including materials used and results of in-process testing;

“Bill of Testing” means a [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“CCN” means a [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Cell Clones” means the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Certificate of Analysis” means the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“cGMP” means current good manufacturing practices and general biological products standards, including the regulations promulgated under the United States Federal Food Drug and Cosmetic Act, 21 CFR §§ 210 et seq., as amended from time to time, applicable guidance documents issued by the United States Food and Drug Administration (“FDA”), applicable documents developed by the International Conference on Harmonization (“ICH”), and similar requirements of other countries to the extent that they are applicable;

“Claims” means any and all claims, demands, losses, obligations, liabilities, damages, deficiencies, actions, settlements, judgments, costs and expenses, which a Party may incur or suffer (including reasonable costs and legal fees incident thereto or in seeking indemnification therefore);

“Consistency Run” means a Production Run performed as part of a Consistency Series as further defined in the validation protocols;

“Consistency Series” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Costs” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Defaulting Party” has the meaning ascribed thereto in Section 15.5;

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Documents” means the Specifications, Bill of Testing, Batch Records and Certificate of Analysis;

“DSM Biologics” means DSM Biologics Company B.V;

“DSM Biologics Technology” means any and all current and future Intellectual Property Rights proprietary to DSM Biologics and used by or disclosed by DSM Biologics in the process of performing the Project, pertaining to fermentation, primary recovery and purification of biopharmaceutical products and related analytics;

“Effective Date” shall have the meaning defined in Section 15.1;

“Force Majeure” has the meaning ascribed thereto in Section 20;

“Intellectual Property Rights” means, whether or not protected or protectable under any particular law, all patents, patent applications, patentable subject matter, copyrights, copyrightable subject matter, ideas, inventions, discoveries, devices, designs, apparatuses, practices, processes, methods, products, cell lines, samples, trade secrets, technology, know-how, software, hardware, improvements, trademarks and service marks (and the goodwill pertaining thereto);

“Invoice” means an itemized bill sent by DSM Biologics to Palatin for performance of DSM Biologics’ obligations under this Agreement, such bill to be finalized according to the procedures set forth in Annex 2;

“Letter Agreement” means the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Manufacturing Agreement” means the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Manufacturing Work” means the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Manufacturing Instructions” means the production protocols and all amendments thereto for manufacturing of Product, as agreed upon between the Parties;

“Manufacturing Slot” means the timeframe allotted according to the Schedule for the performance of a cGMP Production Run at DSM Biologics;

“Milestone” means a specific milestone of the Project, as described in more detail in the Schedule;

“Palatin Process” means the process of manufacturing the Product, at the Effective Date at 50 liter fermentation scale, which is proprietary to Palatin as of the date of this Agreement;

“Palatin Proprietary Information” has the meaning ascribed thereto in Section 14.1;

“Palatin Technology” means any and all current and future Intellectual Property Rights proprietary to or licensed to Palatin and used by or disclosed to DSM Biologics during the term of this Agreement;

“Parties” means DSM Biologics and Palatin collectively;

“Party” means either DSM Biologics or Palatin;

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Price” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Process” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Product” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Production Run” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Project” means[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.], to be performed by DSM Biologics in connection with the Palatin Process, as further described in the Schedule, to be agreed upon between the Parties;

“Project Manager” means the individual assigned to the Project by a Party who will be responsible on behalf of the respective Party for the scientific and technical components of the Project as set forth herein;

“QA Manager” means the individual employed by each Party to monitor quality assurance and quality control; more specifically, the individuals identified in the QA Schedule;

“QA Schedule” means the Quality Assurance Schedule attached hereto as Annex 4, incorporating all material quality assurance and quality control obligations and responsibilities for the Parties;

“RB5 Bulk Drug Substance” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“RB5 Intermediate Drug Product” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

“Schedule”shall mean [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; and

“Specifications” means [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

SECTION 3 — OBJECTIVES AND OBLIGATIONS OF THE PARTIES

3.1	Subject to the terms and conditions of this Agreement, Palatin hereby engages DSM Biologics to carry out the Project and DSM Biologics, subject to the terms and conditions of this Agreement, hereby undertakes to use commercially reasonable efforts to carry out the Project in accordance with the Schedule and Annexes attached hereto and a part hereof.

3.2	The Project includes the manufacture by DSM Biologics of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

3.3	The Parties hereby acknowledge and agree that there is no guarantee:

(a)	that the Product, Palatin Process or the Process will be suitable for any intended purpose of Palatin, commercially exploitable, profitable or approved by any regulatory authority;

(b)	that the Milestones (if any) identified in the Schedule to this Agreement will be achieved; or

(c)

that, unless agreed upon otherwise, any Product resulting from the Project will fulfill certain specifications, certain yields or will be delivered in time for any further use or clinical programs intended therefore by Palatin.

3.4	Palatin shall timely provide the Palatin Process and all Palatin Technology necessary for the execution of the Project as well as, if so requested by DSM Biologics, provide reasonable technical assistance needed by DSM Biologics for the execution of the Project. In addition, Palatin shall timely submit to DSM Biologics one or more Cell Clones for the manufacture of Product, if applicable, and all documentation and data reasonably required by DSM Biologics for the execution of this Agreement.

3.5	Any material change to the Project shall not take effect unless approved by Palatin in writing as part of a CCN.

SECTION 4 — EXECUTION OF THE PROJECT – [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

4.1	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

4.2	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

4.3	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

4.4	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

SECTION 5 — EXECUTION OF THE PROJECT – MANUFACTURING WORK

5.1	If the Parties make a Decision to Proceed according to Section 4.3, DSM Biologics shall commence performance of the Manufacturing Work under the Project, subject to the receipt by DSM Biologics of the payments as set forth in Section 6.

(a)

For each Production Run, DSM Biologics shall use reasonable efforts and applicable quality assurance procedures to provide all related Documents to Palatin (i) within [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; (ii) within [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; and (ii) [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]. However, if the relevant Documents are available any sooner, these will be provided to Palatin.

(b)

DSM Biologics shall notify Palatin promptly if it expects that completion of any part of the Manufacturing Work will not be possible within the timeframe described in the Schedule, whereupon such matter shall be referred to the Steering Committee for determination of any remedies. If the Steering Committee cannot agree upon a remedy in reasonable time, such matter shall be referred to the CEOs of the respective Parties for discussion.

5.2	(a)	The Product to be manufactured during the Manufacturing Work (as described in the Schedule) shall be manufactured in accordance with [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(b)	If, based upon such tests, DSM Biologics reasonably concludes that a Batch of Product conforms to the Specifications and was manufactured according to cGMP and the Manufacturing Instructions, a Certificate of Analysis will be completed and approved by the quality assurance department of DSM Biologics. This Certificate of Analysis, which includes a statement of compliance with cGMP and the Manufacturing Instructions, and all other Documents, will be delivered to Palatin for each Batch of Product. DSM Biologics shall sample each Batch according to the Bill of Testing. Retained samples, taken by DSM Biologics according to the Bill of Testing, shall be stored in accordance with the Bill of Testing and DSM Biologics’ standard operating procedures for [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

5.3	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

(a)

With respect to RB5 Bulk Drug Substance, DSM Biologics shall store each Batch of RB5 Bulk Drug Substance according to cGMP requirements. Responsibility for the Batch shall remain with DSM Biologics as long as such Batch is stored by DSM Biologics.

(b)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

(c)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

5.4	If there is any dispute between the Parties as to whether Product (i) complies with the Specifications, (ii) was manufactured in compliance with the Manufacturing Instructions, (iii) was manufactured or stored in compliance with cGMP, (iii) has defects resulting from the acts or omissions of Palatin after delivery of Product or (iv) any combination of the foregoing, a sample of the rejected Product and a sample retained by DSM Biologics as set forth above shall be exchanged between Palatin and DSM Biologics for a counter-check. If such counter-check does not resolve the dispute, a sample of the rejected Product and a sample retained by DSM Biologics shall be submitted to an independent, qualified third-party laboratory that is mutually acceptable and selected by the Parties promptly and in good faith. Such laboratory shall determine whether the rejected Product met the Specifications at the time of delivery by DSM Biologics to the carrier and such laboratory’s determinations shall be final and determinative for purposes of this Agreement save for manifest error. The Party against whom the laboratory rules shall bear all costs of the third party laboratory activities.

5.5	Notwithstanding the provisions of Section 5.4 above, if there is any dispute concerning only whether Product was manufactured or stored in compliance with cGMP, the QA Managers of the Parties shall discuss in good faith to attempt to resolve such dispute. If the QA Managers of the Parties fail to reach agreement in reasonable time, such dispute shall be submitted to the Steering Committee, as defined in Section 7.6 of this Agreement. If the Steering Committee fails to reach agreement in reasonable time, such dispute shall be submitted to an independent, qualified third-party expert that is mutually acceptable and selected by the Parties promptly in good faith. Such expert shall determine whether the rejected Product was manufactured and stored in compliance with cGMP and such expert’s determinations shall be final and determinative for purposes of this Agreement save for manifest error. The Party against whom the expert rules shall bear all costs of the expert’s activities. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

5.6	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

(a)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(b)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

i)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

ii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

iii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(c)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

SECTION 6 — PRICE AND PAYMENTS

6.1	(a)	It is understood between the Parties that the Price for the Project shall be based upon the assumptions contained in the Schedule hereto. If, during the execution of the Project, the Parties agree that these assumptions are not correct, any change in the assumptions or the Price shall be made using a CCN.

(b)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(c)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(d)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]. Each Party shall promptly notify the other Party in the event of a regulatory change relevant to the Project.

6.2	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

6.3	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

6.4	The Costs for the activities for a specific Milestone of the Project shall be invoiced to Palatin [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

6.5	All Invoices shall be paid by Palatin within [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] of receipt of any such Invoice by Palatin. Payments shall be made by wire transfer to the bank account specified on the Invoice. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

6.6	Notwithstanding anything to the contrary herein, any change in Price or Cost [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

SECTION 7 — MANAGEMENT OF THE PROJECT

7.1 The Parties hereby agree that the Project [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].
7.2	The Parties shall work together through the respective Project Managers to ensure the satisfactory completion of the Project.

7.3	Each Project Manager shall be entitled to propose recommendations to the Parties to ensure that the Project meets its objectives.

7.4	Each Project Manager shall be in charge of all scientific and technical components of the Project within its own organization and shall maintain communication with the other Party in connection therewith.

7.5	Each Party intends and shall use reasonable efforts not to replace its Project Manager and, in case of replacement, to timely notify the other Party of such replacement.

7.6	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

7.7	DSM Biologics shall permit any Palatin employee so authorized by Palatin, under appropriate confidentiality provisions reasonably acceptable to DSM Biologics, to visit, during regular business hours, the site where the Project is being conducted to inspect such site or to evaluate the progress thereof, unless such visit would conflict with a prearranged visit by another client or an inspection by or for another client. Said visit shall only be made subject to ten (10) business days prior written notice of the requirement of such visit, such notice to be given to DSM Biologics by Palatin. Under certain circumstances DSM will allow Palatin to visit with limited notification. DSM Biologics shall also permit any such Palatin employee access to any DSM Biologics employee working on or who has worked on the Project, subject to DSM Biologics’ approval, which shall not be unreasonably withheld.

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

7.8	The DSM Biologics Project Manager will use project management tools to manage and communicate the progress relating to the Project. The DSM Biologics Project Manager will:

(a)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(b)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(c)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

SECTION 8 — RECORDS AND REPORTS

DSM Biologics hereby undertakes that it shall have the Project Manager submit to Palatin, at the times identified in the Schedule, a report detailing the progress and results of the Project and highlighting any issues encountered during the previous period in form and substance acceptable to Palatin.

SECTION 9 — AUDITS AND REGULATORY APPROVALS

9.1	DSM Biologics grants Palatin the right to perform a financial review, at any reasonable time, of the allocation of hours and occupancy and Costs involved in the Project. Palatin may appoint third parties to perform such review, provided Palatin warrants that such third party will abide by confidentiality and non-use obligations no less stringent than those contained in this Agreement and provided that DSM Biologics shall approve of such third party in writing, such approval not to be unreasonably or untimely withheld. Palatin will notify DSM Biologics at least ten (10) business days in advance of such review by Palatin and twenty (20) days in advance of such a review by a third party. If such review reveals that DSM Biologics has overcharged Palatin, whether in Price or Costs, DSM Biologics shall promptly reimburse Palatin such overcharge and interest at twelve percent (12%) per annum. [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

9.2	DSM Biologics grants Palatin the right to perform quality assurance audits, at any reasonable time, of the facilities employed and the documentation utilized by DSM Biologics for performing the Project. Palatin may appoint third parties to perform such audit, provided Palatin warrants that such third party will abide by confidentiality and non-use obligations no less stringent than those contained in this Agreement and provided that DSM Biologics shall approve of such third party in writing, such approval not to be unreasonably or untimely withheld. Palatin will notify DSM Biologics at least twenty (20) days in advance of such an audit by Palatin and thirty (30) days in advance of such an audit by a third party. Under certain circumstances DSM will allow Palatin to audit with limited notification.

If such visit reveals cGMP compliance deficiencies, a visit report will be submitted to the DSM Biologics QA Manager and within thirty (30) days a report will be provided to Palatin detailing the corrective action plan. If, as a result of any visit by Palatin to the facilities of DSM Biologics, Palatin notes any deficiency, the correction of which is reasonably necessary for the progress of the Project, then an immediate response by DSM Biologics is warranted and an investigation shall be initiated immediately so that corrective action may be taken by DSM Biologics.

9.3	DSM Biologics shall promptly provide copies of any and all part of reports regarding any regulatory agency inspections, in as far as such parts of reports could reasonably affect DSM Biologics’ performance under this Agreement or the timely and successful completion of any Milestone or the Project.

SECTION 10 — SUBCONTRACTING

DSM Biologics shall not be entitled to subcontract portions of the Project to any third party or Affiliate without Palatin’s prior written permission thereto, which permission shall not be unreasonably or untimely withheld.

SECTION 11 — INTELLECTUAL PROPERTY RIGHTS

11.1	Palatin declares that it has title to or the right to make available the Palatin Technology to DSM Biologics. DSM Biologics shall use the Palatin Technology solely for the purpose of performing the Project.

11.2	All Palatin Technology shall be the sole and exclusive property of Palatin. All DSM Biologics Technology shall be the sole and exclusive property of DSM Biologics.

11.3	(a)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

11.4	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

11.5	(a)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

(b)	Palatin shall have the right, but not the obligation, at its own expense, to bring suit or other appropriate legal action against any actual or suspected infringement of Palatin Technology. DSM Biologics shall have the right, but not the obligation, at its own expense, to bring suit or other appropriate legal action against any actual or suspected infringement of DSM Biologics Technology. The Party bringing the suit shall have the right to settle such suit. Any amount recovered, whether by judgment or settlement, shall be allocated to the Party bringing suit.

SECTION 12 — REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1	DSM Biologics hereby represents and warrants to Palatin that on the date of this Agreement:

(a)

It is a corporation duly organized, validly existing and in good standing under the laws of The Netherlands, and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this Agreement.

(b)

It has taken all necessary corporate action under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and consummation of this Agreement. This Agreement shall constitute a valid and legally binding agreement, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

To its knowledge, the conduct by it of the activities contemplated by the Project in accordance with this Agreement will not infringe upon the rights of any third party, nor conflict with any law or regulation applicable to DSM Biologics.

12.2	Palatin hereby represents and warrants to DSM Biologics that on the date of this Agreement:

(a)

It is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has full corporate power to conduct the business in which it is presently engaged and to enter into and perform its obligations under this Agreement.

(b)

It has taken all necessary corporate action under the applicable laws and its articles of incorporation and bylaws to authorize the execution by its undersigned officers and the consummation and delivery of this Agreement. This Agreement shall constitute a valid and legally binding agreement, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c)

To its knowledge, the conduct by it of the activities contemplated by the Project in accordance with this Agreement will not infringe upon the rights of any third party, nor conflict with any law or regulation applicable to Palatin.

12.3	(a)	DSM Biologics covenants that the Product:

i)

will not be adulterated or misbranded under the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 321 et seq., as amended from time to time (“FFDCA”), or under any other applicable laws, rules, regulations or requirements and

ii)	will not be manufactured in violation of any agreement (commercial or otherwise), judgment, order or decree to which any of DSM Biologics, its consultants or other subcontractors are parties.

(b)	DSM Biologics covenants that during the term of this Agreement it shall not violate, or cause Palatin to violate, the US Foreign Corrupt Practices Act, as amended.

12.4	DSM Biologics represents and warrants to Palatin that it will use Palatin Technology exclusively for the Project.

12.5	DSM Biologics represents and warrants to Palatin that as of the date of this Agreement, to its knowledge, the use of DSM Biologics Technology or third party technology to perform DSM Biologics’ obligations under this Agreement does not infringe any third party Intellectual Property Rights and DSM Biologics does not know of any pending or threatened legal actions relating to DSM Biologics Technology.

12.6	DSM Biologics acknowledges that DSM Biologics shall take reasonable steps to ensure that neither its employees and agents nor any other party reproduces the cell line or develops any derivative or variant thereof without the express written consent of Palatin.

SECTION 13 — NO WARRANTY; LIABILITY AND INDEMNIFICATION

13.1	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

13.2	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

13.3	(a)	Palatin shall indemnify, defend and hold harmless DSM Biologics and its Affiliates against and in respect of:

i)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; or

ii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; or

iii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

(b)	DSM Biologics shall indemnify, defend and hold harmless Palatin and its Affiliates against and in respect of:

i)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; or

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

13.4	(a)	Furthermore, Palatin agrees to indemnify DSM Biologics and its Affiliates and save and hold it harmless from and against any Claims which DSM Biologics is or may become liable for or may incur or may be called upon to pay or may pay and that result from the infringement of any Palatin Intellectual Property Rights through the conduct by DSM Biologics or its subcontractors of the Project, provided that DSM Biologics notifies Palatin immediately of any demand, claim, action, suit or other proceeding. Palatin shall however not be liable to indemnify or hold harmless DSM Biologics for payment of any settlement unless Palatin has consented to the settlement.

(b)	Either indemnifying Party shall have the right to assume the defense of any demand, claim, action, suit or proceeding brought against the indemnified Party by reason of any of the foregoing indemnifications and pay any and all damages assessed or that are payable by the indemnified Party as a result of the disposition of any such demand, claim, action, suit or proceeding, provided it shall consult with the indemnified Party regularly on the status of the proceeding and intended line of defense. Any amount recovered, whether by judgment or settlement, shall be allocated to the indemnifying Party. Notwithstanding the foregoing, the indemnified Party may be represented in any such action, suit or proceeding at its own expense and by its own counsel.

SECTION 14 — CONFIDENTIALITY

14.1	DSM Biologics shall maintain the confidentiality of the Palatin Technology, the Documents, the Manufacturing Instructions, the Palatin Process, all other information and data obtained directly or indirectly from Palatin, including all information and data obtained from Palatin by DSM pursuant to the Manufacturing Agreement or Letter Agreement (together, the “Palatin Proprietary Information”) and Palatin shall maintain the confidentiality of the DSM Biologics Technology and any and all other information and data obtained directly or indirectly from DSM Biologics and the Parties shall not in any way or at any time make use thereof for any purpose other than (i) pursuant to and in order to carry out the terms and objectives of this Agreement or (ii) with respect to Palatin only, to share the same with Mallinckrodt.

14.2	DSM Biologics’ obligations contained in Section 14.1 shall not apply to Palatin Proprietary Information, and Palatin’s obligations contained in Section 14.1 shall not apply to DSM Biologics Technology which:

(a)	at the time of disclosure either is or was part of the public knowledge or literature;

(b)	after disclosure becomes part of the public knowledge or literature through no fault or action of the receiving Party;

(c)	the receiving Party can establish by documentary evidence either such information is or was at the time of disclosure in its lawful possession from a source other than the disclosing Party;

(d)	after disclosure is acquired by the receiving Party from a third party who was not known to have obtained such Palatin Proprietary Information respectively DSM Biologics Technology, directly or indirectly, from the disclosing Party;

(e)	is independently developed by Palatin or DSM Biologics without the use of DSM Biologics Technology or Palatin Proprietary Information, respectively.

14.3	The obligations set forth under Section 14.1 shall, furthermore, not apply to Palatin Proprietary Information or DSM Biologics Technology which the receiving Party is required to disclose in initiating, prosecuting or defending litigation or in complying with applicable governmental regulations, provided that (i) such the disclosing Party uses its reasonable effort to obtain confidential treatment for all information to be disclosed whether by agreement by the receiving party or by seeking all applicable governmental or judicial protection available for like material and (ii) reasonable advance notice is given to the nondisclosing Party. For the sake of clarity it is understood between the Parties that the obligations set forth under Section 14.1 shall otherwise remain applicable.

14.4	DSM Biologics shall not disclose Palatin Proprietary Information and Palatin shall not disclose DSM Biologics Technology to any persons other than to its Affiliates, agents, employees, consultants, subcontractors and other authorized representatives, who have a need to know the same and are necessarily connected with the Project. From all such persons the Parties will, prior to his or her receipt of Palatin Proprietary Information respectively DSM Biologics Technology, obtain undertakings to maintain the confidentiality of any such disclosure containing the obligations as set forth in Section 14.1.

14.5	The obligations as set forth in this Section 14 shall expire five (5) years from the date this Agreement terminates or expires.

SECTION 15 — TERM AND TERMINATION

15.1	This Agreement shall be effective as of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] (the “Effective Date”) and shall govern the full execution of the Project and shall remain in effect until the earlier date of the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]. Notwithstanding anything in the Manufacturing Agreement or the Letter Agreement to the contrary, the Parties hereby acknowledge and agree that the [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]. Any disputes between the Parties arising under any prior agreements between the Parties shall be (i) resolved pursuant to the procedures set forth herein and (ii) subject to the limits on liability set forth herein.

15.2	This Agreement shall terminate if [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

15.3	(a)	Except upon termination of this Agreement by Palatin pursuant to Section 15.5, DSM Biologics shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]:

i)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

ii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

iii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

iv)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(b)	If DSM Biologics terminates the Agreement for any reason other than provided for in Section 15.5, DSM Biologics shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

15.4	The [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]:

(a)	with respect to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]:

(b)	with respect to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]:

i)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

ii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

iii)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

iv)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

It is understood that [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]:

15.5	A Party shall have the right to terminate this Agreement in the event that:

(a)	the other Party (the “Defaulting Party”) fails to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(b)	the Defaulting Party [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]; or

(c)	the Defaulting Party [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

15.6	The effective date of termination will be the date stated in any termination notice delivered hereunder, which date will not be before the expiration of any applicable cure period provided for in this Agreement.

15.7	Termination of this Agreement will not affect the rights and obligations of the Parties accrued under this Agreement prior to termination nor the provisions contained in this Agreement, which by their purpose have a term beyond the termination of this Agreement.

15.8	Upon the termination of this Agreement:

(a)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(b)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(c)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(d)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

15.9	Notwithstanding anything to the contrary contained herein, if DSM Biologics decides to terminate its business in whole or in part such that DSM Biologics is unable to satisfy its obligations under this Agreement:

(a)	shall provide Palatin [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(b)	shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(c)	shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(d)	[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.];

(e)	shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

15.10	Upon termination or expiration of this Agreement, [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

SECTION 16 — NOTICES

All notices, requests, demands and other communications to be given in accordance with this Agreement shall be given in writing and shall be given by prepaid registered mail, receipt return requested, or by telecopier, to the other Party at the following addresses:

if to Palatin:	Palatin Technologies, Inc. 4-C Cedar Brook Drive Cedar Brook Corporate Center Cranbury, NJ 08512 Fax/Telecopier: (609) 495-2203 Attention of: Stephen T. Wills, Chief Financial Officer

With a copy to:	Faith L. Charles, Esq. Mintz Levin Cohn Ferris Glovsky & Popeo PC The Chrysler Center 666 Third Avenue New York, New York 10017 Fax/Telecopier: (212) 983-3115

if to DSM Biologics:	DSM Biologics Company B.V. Zuiderweg 72/2 9744 AP Groningen, The Netherlands Fax/Telecopier: +31.50.5222333 Attention of : Site Director With a copy to: legal counsel or at such other address as a Party may have previously indicated to the other Party in writing in conformity with the foregoing. Any such notice, request, demand or other communication shall be deemed to have been received on the seventh (7th) business day following the date of its mailing if sent by registered mail, or the next business day immediately following the date of transmission if sent by facsimile or telecopier.

SECTION 17 — ASSIGNMENT

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.]

SECTION 18 — DISPUTES AND APPLICABLE LAW

18.1	(a)	Except with respect to disputes relating to breaches of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] in the event of a dispute between the Parties, the Parties shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

18.1	(b)	Section 18.1(a) shall [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

18.2	This Agreement is governed by and interpreted in accordance with the laws of [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.] without regard to conflicts of laws principles.

18.3	All disputes, which cannot be settled amicably, shall be referred to [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

SECTION 19 — NON-SOLICITATION

During the term of this Agreement and for one (1) year thereafter, either Party shall not, without the prior written consent of the other Party, directly or indirectly, whether on its own behalf or on behalf of or in conjunction with any person, company, business entity or other organization (“Person”), solicit for employment any employee of the other Party who is or has been involved in the Project pursuant to this Agreement.

SECTION 20 — FORCE MAJEURE

Neither Party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is caused by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God or any other cause beyond the reasonable control and without the fault or negligence of the defaulting party; provided that the Party claiming force majeure has exerted commercially reasonable efforts to avoid or remedy such force majeure. Such excuse shall continue as long as the condition preventing the performance continues. Upon cessation of such condition, the affected Party shall promptly resume performance hereunder. Each Party agrees to give the other Party prompt written notice of the occurrence of any such condition, the nature thereof, and the extent to which the affected Party will be unable to perform its obligations hereunder. Each Party further agrees to use all commercially reasonable efforts to correct the condition as quickly as possible.

SECTION 21 — MISCELLANEOUS PROVISIONS

21.1	DSM Biologics shall obtain all permits and governmental or other licenses required in connection with its activities under this Agreement. If DSM Biologics is not able at any time to obtain the relevant permits and licenses, Palatin is entitled to (i) terminate this Agreement forthwith and (ii) receive any deposit monies or reservation fees paid to DSM Biologics as described in Section 15.3(a). Upon such termination, neither Party shall have any further liability with respect to this Agreement.

21.2	Palatin shall obtain all permits and governmental licenses required in connection with its activities under this Agreement.

21.3	DSM Biologics and Palatin will negotiate in good faith to obtain [INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION UNDER RULE 24b-2.].

21.4	All rights and recourses of a Party under this Agreement are cumulative and the exercise by a Party of any of its rights or recourses will not prevent it from exercising any other right or recourse available under this Agreement or at law.

21.5	If any covenant, obligation or term hereunder or the application of any part of this Agreement to any person, party or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such covenants, agreements or obligations other than those which are held to be invalid or unenforceable shall not be affected thereby and each covenant, obligation and agreement contained herein shall be separately valid and enforceable to the full extent permitted by law.

21.6	This is an agreement between separate entities and neither is the agent, representative, master or servant of or possesses the power to obligate the other or to make any warranties or representations on behalf of the other. Nothing in this Agreement will be interpreted so as to create a relationship of partners, joint ventures, agents, fiduciaries or any other similar relationship between the Parties.

21.7	Failure by either Party to take action against the other will not affect its right to require the other party to fulfill its obligations hereunder. The waiver by either Party of the breach of any term of this Agreement by the other Party will not operate or be interpreted as a waiver of any subsequent breach by such Party. No term of this Agreement will be deemed to have been waived by either Party unless such waiver is in writing.

21.8	This Agreement, including the Annexes hereto, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior discussions, negotiations and agreements with respect thereto. No amendment of, change to or variance from this Agreement will be binding on either Party unless in writing and signed by the Parties.

21.9	Each of the Parties agrees to perform such acts, sign and deliver such other agreements, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence as may be necessary or desirable from time to time in order to give full effect to this Agreement.

21.10	This Agreement may be executed in two (2) counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

21.11	The headings and subheadings of the sections of this Agreement have been included solely for ease of reference and do not form part of this Agreement.

21.12	The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any parties other than the Parties.

*    *    *    *    *

        IN WITNESS WHEREOF, the Parties have executed this Development and Manufacturing Agreement as of the date first above written.

PALATIN TECHNOLOGIES, INC.

_________________

Name:
Title:

DSM BIOLOGICS COMPANY B.V.

_________________ Name: Title:	_________________ Name: Title:

Annex 1

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 2

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 3

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 4

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 5

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 6

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]

Annex 7

[INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION
UNDER RULE 24b-2.]